DELAWARE GROUP® EQUITY FUNDS II

Delaware Value® Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Statutory Prospectus dated March 29, 2013

The following replaces the information in the section entitled, “What are the Fund’s fees and expenses?”.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled “About your account,” and in the Fund's statement of additional information under the section entitled “Purchasing shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	B	C	R	Inst.
Maximum sales charge (load) imposed on
purchases as a percentage of offering price	5.75%	none	none	none	none
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	R	Inst.
Management fees	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and service (12b-1) fees	0.24%	1.00%	1.00%	0.50%	none
Other expenses	0.27%	0.27%	0.27%	0.27%	0.27%
Total annual fund operating expenses	1.12%	1.88%	1.88%	1.38%	0.88%
Fee waivers and expense reimbursements	(0.03%)[2]	(0.78%)[2]	(0.03%)[2]	(0.03%)[2]	(0.03%)[2]
Total annual fund operating expenses after fee
waivers and expense reimbursements	1.09%	1.10%	1.85%	1.35%	0.85%

1	If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2	The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding 0.85% of the Fund's average daily net assets from March 28, 2013 through March 28, 2014. The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Fund's Class B shares' 12b-1 fee to no more than 0.25% of average daily net assets from November 1, 2013 through October 31, 2014. These waivers and reimbursements may only be terminated by agreement of the Manager and the Distributor, as applicable, and the Fund. Additionally, the Fund's Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to May 2, 1994, and 0.25% on all shares acquired on or after May 2, 1994. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not		(if not
		redeemed)		redeemed)
Class	A	B	B	C	C	R	Inst.
1 year	$680	$112	$512	$188	$288	$137	$87
3 years	$908	$515	$790	$588	$588	$434	$278
5 years	$1,154	$944	$1,169	$1,013	$1,013	$752	$485
10 years	$1,857	$1,938	$1,938	$2,199	$2,199	$1,655	$1,082

The following replaces the fourth bullet in the section entitled, “About your account – Choosing a share class – Class A”.

The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to May 2, 1994, and (ii) 0.25% of average daily net assets representing shares acquired on or after May 2, 1994. See “Dealer compensation” below and the SAI for further information.

The following replaces the seventh bullet in the section entitled, “About your account – Choosing a share class – Class B”.

Approximately eight years after you buy them, Class B shares automatically convert to Class A shares with a 12b-1 fee of no more than 0.25%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B’s higher 12b-1 fee applies.

The following replaces the second bullet in the section entitled, “About your account – Choosing a share class – Class R”.

Class R shares are subject to an annual 12b-1 fee no greater than 0.50% of average daily net assets.

The following replaces the information in the section entitled, “About your account – Dealer compensation”.

Dealer compensation

The financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class shares do not have a 12b-1 fee or sales charge so they are not included in the chart below.

	Class A1	Class B2	Class C3	Class R4
Commission (%)	—	4.00%	1.00%	—
Investment less than $50,000	5.00%	—	—	—
Investment less than $100,000	4.00%	—	—	—
$100,000 but less than $250,000	3.00%	—	—	—
$250,000 but less than $500,000	2.00%	—	—	—
$500,000 but less than $1 million	1.60%	—	—	—
$1 million but less than $5 million	1.00%	—	—	—
$5 million but less than $25 million	0.50%	—	—	—
$25 million or more	0.25%	—	—	—
12b-1 fee to dealer	0.25%	0.25%	1.00%	0.50%

1

On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. Additionally, the Fund's Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to May 2, 1994, and 0.25% on all shares acquired on or after May 2, 1994.

2

On sales of Class B shares, the Distributor may pay your securities dealer an up-front commission of 4.00%. Your securities dealer may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. However, the Distributor has contracted to limit this amount to 0.25% from November 1, 2013 through October 31, 2014. After approximately eight years, Class B shares automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

3

On sales of Class C shares, the Distributor may pay your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C. Alternatively, certain intermediaries may not be eligible to receive the up-front commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase.

4

On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.50% from the date of purchase.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 4, 2013.